UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/10

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
High Yield
Strategies Fund

SEMIANNUAL REPORT September 30, 2010

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Cash Flows
19	Statement of Changes in Net Assets
20	Financial Highlights
21	Notes to Financial Statements
33	Proxy Results
34	Supplemental Information
37	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This semiannual report for Dreyfus High Yield Strategies Fund covers the six-month period from April 1, 2010, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes. High yield bonds have been a notable exception, ranking among the financial markets’ leaders amid robust demand from investors seeking generous levels of income from a limited supply of securities in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see a sustained improvement in economic growth; but the favorable influences underlying the high yield market’s advance could persist for some time to come. Record low short-term interest rates, improving corporate balance sheets, and investors’ global search for income could continue to support high yield bond prices, especially if today’s economic concerns prove to be overstated. We currently are less optimistic about the prospects for traditional safe havens in the fixed-income markets, as U.S. government bonds appear to offer limited value at current low yields.Your financial advisor can help you align your investments with a slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2010, through September 30, 2010, as provided by Karen Bater, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2010, Dreyfus High Yield Strategies Fund achieved a total return of 5.92% (on a net asset value basis) and produced aggregate income dividends of $0.258 per share.1 In comparison, the BofA Merrill Lynch U.S. HighYield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 6.58% for the same period.2

High yield bonds encountered heightened volatility when new questions surfaced regarding the strength and sustainability of the U.S. and global economic recoveries. The fund produced a modestly lower return than its benchmark, primarily due to its focus on income-oriented securities from issuers meeting our quality criteria, which prevented it from participating in greater gains posted by discounted bonds from distressed issuers.

The Fund’s Investment Approach

The fund primarily seeks high current income. The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income.The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Renewed Economic Uncertainty Sparked Market Volatility

Although the U.S. and global economic recoveries persisted throughout the start of the reporting period, investor sentiment deteriorated in May 2010 when a number of developments brought the economic rebound’s sustainability into question.A sovereign debt crisis roiled Europe when Greece found itself unable to finance a heavy debt load, and surging property values in China kindled fears that higher short-term interest

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

rates and other remedial measures might constrain a key engine of global growth. The United States also encountered greater economic uncertainty when employment and housing data sent mixed signals regarding an already tepid economic recovery.

As a result of these economic setbacks, higher yielding sectors of the U.S. bond market lost value early in the reporting period, and traditionally defensive U.S. government securities generally rallied. However, high yield bonds bounced back strongly during the third quarter of the year, due mainly to robust demand from income-oriented investors seeking higher yielding investment alternatives in a low interest-rate environment. Indeed, the lower rating tiers typically produced higher total returns than the market’s higher rating categories during the reporting period. Corporations took advantage of this strong appetite for income and the prevailing low cost of capital, issuing a relatively high volume of new bonds.

Income-Oriented Investment Posture Dampened Results

The fund began the reporting period with an emphasis on income-oriented securities from lower-rated companies characterized by strong free cash flows, a substantial degree of asset protection and good prospects for future growth.While we believe that this strategy positioned the fund well for the longer term, it detracted mildly from results during the reporting period when lower-quality bonds, including those from financially distressed issuers, fared better on average than the fund’s holdings.

The fund’s higher-quality investment posture reflected an emphasis on the media, technology, telecommunications services and automotive industry groups, which we regarded as relatively attractively valued, and where we expected company fundamentals to improve in a recovering economy. Conversely, the fund held underweighted exposure to the energy and financials sectors. On the whole, we believed that energy companies faced headwinds posed by stubbornly low natural gas prices, and bonds from financials companies appeared richly valued to us.

These sector allocations generally worked well during the reporting period, as the fund received strong contributions to relative performance from the telecommunications services sector. Individual companies in the financial and health care sectors also ranked among the fund’s top performers during the reporting period. On the other hand, bonds issued by a provider of telephony services for the hearing impaired lost considerable value due to an unfavorable regulatory ruling.

Positioned for a Further Recovery

Although we remain concerned regarding recent economic and market setbacks, we believe a return to recession is unlikely. In addition, business fundamentals appear to be improving, as evidenced by falling default rates. Therefore, we have maintained the fund’s relatively constructive positioning, focusing on companies in the lower rating tiers that, in our analysis, have the ability to grow their revenues and service their debt. We recently have found a number of opportunities meeting our criteria in the chemicals industry, but fewer among gaming companies.We also have found fewer opportunities toward the higher end of the high yield credit-rating spectrum, where yields have been relatively low. As of the reporting period’s end, the fund has maintained overweighted positions in income-oriented bonds from the media, technology, chemicals and automotive sectors.

October 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
1	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by
The Dreyfus Corporation and/or the fund’s shareholder servicing agent during the period. Had these expenses not been absorbed, the fund’s return would have been lower. Pursuant to an agreement in effect through March 31, 2011,The Dreyfus Corporation will absorb certain fund expenses, at which time it may be extended, modified or terminated.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained
Index was renamed the BofA Merrill Lynch U.S. HighYield Master II Constrained Index, (the
“Index”).The Index is an unmanaged performance benchmark composed of U.S. dollar-
denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.
Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund 5

STATEMENT OF INVESTMENTS

September 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—138.4%	Rate (%)	Date	Amount ($)		Value ($)
Agriculture—.9%
Bolthouse Farms,
Bank Notes	9.50	7/25/16	2,700,000	[a]	2,727,000
Auto Parts & Equipment—2.4%
Goodyear Tire & Rubber,
Sr. Unscd. Notes	10.50	5/15/16	1,205,000	[b]	1,370,687
Lear,
Gtd. Bonds	7.88	3/15/18	805,000	[b]	857,325
Lear,
Gtd. Notes	8.13	3/15/20	690,000	[b]	740,888
TRW Automotive,
Gtd. Notes	7.25	3/15/17	1,925,000	[b,c]	2,054,938
United Components,
Gtd. Notes	9.38	6/15/13	1,925,000	[b]	1,963,500
					6,987,338
Automobile Manufacturers—.8%
Navistar International,
Gtd. Notes	8.25	11/1/21	2,080,000	[b]	2,230,800
Chemicals—5.1%
Hexion U.S. Finance/Nova Scotia
Finance, Scd. Notes	9.75	11/15/14	2,015,000		2,105,675
Huntsman International,
Gtd. Notes	7.88	11/15/14	795,000	[b]	828,787
Huntsman International,
Gtd. Notes	8.63	3/15/20	2,030,000	[b]	2,111,200
Huntsman International,
Sr. Sub. Notes	8.63	3/15/21	1,515,000	[c]	1,575,600
Ineos Finance,
Sr. Scd. Notes	9.00	5/15/15	1,740,000	[b,c]	1,824,825
Lyondell Chemical,
Sr. Scd. Notes	8.00	11/1/17	640,000	[b,c]	700,800
OXEA Finance,
Sr. Scd. Notes	9.50	7/15/17	1,775,000	[c]	1,921,437
Polyone,
Sr. Unscd. Notes	7.38	9/15/20	1,900,000		1,964,125
TPC Group,
Sr. Scd. Notes	8.25	10/1/17	1,215,000	[c]	1,248,413
Vertellus Specialties,
Sr. Scd. Notes	9.38	10/1/15	700,000	[c]	728,000
					15,008,862

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Coal—1.7%
Drummond,
Sr. Unscd. Notes	7.38	2/15/16	2,115,000	[b]	2,165,231
Murray Energy,
Sr. Scd. Notes	10.25	10/15/15	2,670,000	[b,c]	2,783,475
					4,948,706
Commercial & Professional
Services—9.9%
Cenveo,
Sr. Scd. Notes	8.88	2/1/18	5,650,000	[b]	5,614,687
Cenveo,
Gtd. Notes	10.50	8/15/16	285,000	[b,c]	292,837
Ceridian,
Gtd. Notes	11.25	11/15/15	9,780,000	[b,d]	9,070,950
Ceridian,
Gtd. Notes	12.25	11/15/15	3,108,150	[b]	2,960,513
Dyncorp International,
Sr. Unscd. Notes	10.38	7/1/17	4,160,000	[b,c]	4,160,000
FTI Consulting,
Gtd. Notes	6.75	10/1/20	2,040,000	[c]	2,065,500
Garda World Security,
Sr. Unscd. Notes	9.75	3/15/17	2,000,000	[b,c]	2,140,000
iPayment,
Gtd. Notes	9.75	5/15/14	1,670,000	[b]	1,532,225
Visant,
Sr. Notes	10.00	10/1/17	950,000	[c]	995,125
					28,831,837
Diversified Financial Services—13.9%
Ally Financial,
Gtd. Notes	7.50	9/15/20	2,575,000	[c]	2,755,250
Ally Financial,
Gtd. Notes	8.00	11/1/31	7,740,000	[b]	8,339,850
American General Finance,
Sr. Unscd. Notes	6.90	12/15/17	500,000		420,000
Ford Motor Credit,
Sr. Unscd. Notes	6.63	8/15/17	700,000		746,836
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	1,275,000	[b]	1,443,008
Ford Motor Credit,
Sr. Unscd. Notes	8.13	1/15/20	1,625,000		1,870,355

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Ford Motor Credit,
Sr. Unscd. Notes	8.70	10/1/14	3,835,000	[b]	4,306,045
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	4,678,000	[b,c]	4,561,050
Icahn Enterprises Finance,
Gtd. Notes	8.00	1/15/18	5,660,000	[b]	5,716,600
International Lease Finance,
Sr. Unscd. Notes	8.63	9/15/15	2,020,000	[b,c]	2,166,450
Pinafore,
Sr. Scd. Notes	9.00	10/1/18	1,970,000	[c]	2,078,350
Reynolds Group Issuer,
Gtd. Notes	8.50	5/15/18	4,155,000	[b,c]	4,082,288
Susser Holdings & Finance,
Gtd. Notes	8.50	5/15/16	460,000	[b]	480,700
USI Holdings,
Sr. Sub. Notes	9.75	5/15/15	1,555,000	[b,c]	1,516,125
					40,482,907
Electric Utilities—5.4%
AES,
Sr. Unscd. Notes	8.00	10/15/17	425,000	[b]	461,125
AES,
Sr. Unscd. Notes	9.75	4/15/16	5,045,000	[b]	5,826,975
Dynegy Holdings,
Sr. Unscd. Notes	8.38	5/1/16	3,845,000	[b]	3,018,325
North American Energy Alliance,
Sr. Scd. Notes	10.88	6/1/16	1,310,000	[b,c]	1,437,725
NRG Energy,
Gtd. Notes	7.38	1/15/17	2,870,000	[b]	2,948,925
RRI Energy,
Sr. Unscd. Notes	7.63	6/15/14	2,045,000	[b]	2,034,775
					15,727,850
Environmental Control—.4%
WCA Waste,
Gtd. Notes	9.25	6/15/14	1,070,000	[b]	1,112,800
Food & Beverages—.6%
Michael Foods,
Sr. Notes	9.75	7/15/18	1,555,000	[c]	1,671,625

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care—10.8%
Alere,
Gtd. Notes	9.00	5/15/16	2,640,000	[b]	2,732,400
American Renal Holdings,
Sr. Scd. Notes	8.38	5/15/18	235,000	[b,c]	243,225
Biomet,
Gtd. Notes	11.63	10/15/17	11,824,000	[b]	13,228,100
Capella Healthcare,
Gtd. Notes	9.25	7/1/17	1,870,000	[b,c]	2,005,575
HCA,
Sr. Unscd. Notes	9.00	12/15/14	4,000,000	[b]	4,210,000
HCA,
Scd. Notes	9.25	11/15/16	7,320,000	[b]	7,942,200
Radiation Therapy Services,
Sr. Sub. Notes	9.88	4/15/17	980,000	[b,c]	972,650
					31,334,150
Industrial—.4%
Texas Industries,
Gtd. Notes	9.25	8/15/20	1,065,000	[c]	1,110,263
Lodging & Entertainment—6.0%
Ameristar Casinos,
Gtd. Notes	9.25	6/1/14	1,495,000	[b]	1,603,387
Boyd Gaming,
Sr. Sub. Notes	6.75	4/15/14	630,000	[b]	563,850
Boyd Gaming,
Sr. Sub. Notes	7.13	2/1/16	1,575,000	[b]	1,324,969
Isle of Capri Casinos,
Gtd. Notes	7.00	3/1/14	2,819,000	[b]	2,565,290
MGM Resorts International,
Gtd. Notes	6.75	4/1/13	1,416,000	[b]	1,322,190
MGM Resorts International,
Gtd. Notes	7.50	6/1/16	1,125,000	[b]	956,250
MGM Resorts International,
Sr. Unscd. Notes	11.38	3/1/18	3,700,000	[b]	3,542,750
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	1,855,000	[b]	1,980,213
Pokagon Gaming Authority,
Sr. Notes	10.38	6/15/14	1,994,000	[b,c]	2,091,208

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Lodging & Entertainment (continued)
Shingle Springs Tribal Gaming
Authority, Sr. Notes	9.38	6/15/15	1,240,000	[b,c]	930,000
Wynn Las Vegas,
First Mortgage Notes	7.75	8/15/20	495,000	[c]	524,700
					17,404,807
Manufacturing—2.8%
RBS Global & Rexnord,
Gtd. Notes	8.50	5/1/18	2,395,000	[b]	2,445,894
Reddy Ice,
Sr. Scd. Notes	11.25	3/15/15	5,480,000	[b]	5,630,700
					8,076,594
Media—21.0%
Allbritton Communications,
Sr. Unscd. Notes	8.00	5/15/18	2,585,000	[b]	2,604,387
CCH II Capital,
Gtd. Notes	13.50	11/30/16	8,700,286	[b]	10,375,091
Cequel Communications Holdings I,
Sr. Unscd. Notes	8.63	11/15/17	1,050,000	[b,c]	1,113,000
Clear Channel Communications,
Sr. Unscd. Notes	4.90	5/15/15	3,910,000		2,165,163
Clear Channel Communications,
Sr. Unscd. Notes	5.50	9/15/14	9,103,000		5,882,814
Clear Channel Communications,
Sr. Unscd. Notes	5.50	12/15/16	4,227,000		2,176,905
Clear Channel Communications,
Sr. Unscd. Notes	5.75	1/15/13	4,849,000		4,109,527
Clear Channel Communications,
Sr. Unscd. Debs	6.88	6/15/18	1,775,000		880,844
Clear Channel Communications,
Gtd. Notes	10.75	8/1/16	1,545,000		1,212,825
Entravision Communications,
Sr. Scd. Notes	8.75	8/1/17	650,000	[c]	666,250
Gray Television,
Sr. Scd. Notes	10.50	6/29/15	6,710,000	[b]	6,735,163
Insight Communications,
Sr. Notes	9.38	7/15/18	1,870,000	[b,c]	1,996,225
LBI Media,
Sr. Sub. Notes	8.50	8/1/17	4,364,000	[b,c]	3,731,220

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
LIN Television,
Gtd. Notes, Ser. B	6.50	5/15/13	2,655,000	[b]	2,648,362
Nexstar Broadcasting,
Gtd. Notes	7.00	1/15/14	316,561	[b,c]	306,273
Nexstar Finance Holdings,
Sr. Discount Notes	11.38	4/1/13	2,256,308	[b,d]	2,259,129
Nexstar/Mission Broadcasting,
Sr. Scd. Notes	8.88	4/15/17	345,000	[b,c]	361,388
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	670,000	[b]	694,288
Quebecor Media,
Sr. Unscd. Notes	7.75	3/15/16	3,700,000	[b]	3,834,125
Salem Communications,
Sr. Scd. Notes	9.63	12/15/16	2,151,000	[b]	2,296,193
Sinclair Broadcast Group,
Gtd. Notes	8.00	3/15/12	3,180,000	[b]	3,192,720
Sinclair Television Group,
Scd. Notes	9.25	11/1/17	1,775,000	[b,c]	1,912,563
					61,154,455
Metals & Mining—2.3%
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	6,500,000	[b,c]	6,857,500
Oil & Gas—3.7%
American Petroleum Tankers,
Sr. Scd. Notes	10.25	5/1/15	2,385,000	[b,c]	2,450,587
Aquilex Holdings,
Gtd. Notes	11.13	12/15/16	1,910,000	[b]	1,900,450
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	2,590,000		2,719,500
Chesapeake Energy,
Gtd. Notes	9.50	2/15/15	2,675,000	[b]	3,109,687
Petrohawk Energy,
Gtd. Notes	10.50	8/1/14	435,000	[b]	494,813
					10,675,037
Packaging & Containers—2.3%
AEP Industries,
Sr. Unscd. Notes	7.88	3/15/13	3,755,000	[b]	3,811,325

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Packaging & Containers (continued)
BWAY Holding,
Gtd. Notes	10.00	6/15/18	1,080,000	[b,c]	1,174,500
Solo Cup,
Sr. Scd. Notes	10.50	11/1/13	1,610,000	[b]	1,674,400
					6,660,225
Paper & Forest Products—3.2%
Newpage,
Sr. Scd. Notes	11.38	12/31/14	2,409,000	[b]	2,192,190
Smurfit Kappa Funding,
Sr. Sub. Notes	7.75	4/1/15	1,700,000	[b]	1,725,500
Verso Paper Holdings,
Sr. Scd. Notes	11.50	7/1/14	5,026,000	[b]	5,528,600
					9,446,290
Pipelines—.0%
ANR Pipeline,
Sr. Unscd. Notes	7.00	6/1/25	110,000	[b]	128,720
Retail—8.4%
Ferrellgas Partners,
Sr. Unscd. Notes	8.63	6/15/20	1,575,000	[b]	1,697,062
Ferrellgas,
Sr. Unscd. Notes	9.13	10/1/17	1,370,000	[b]	1,491,587
Hillman Group,
Gtd. Notes	10.88	6/1/18	1,775,000	[b,c]	1,881,500
McJunkin Red Man,
Sr. Scd. Notes	9.50	12/15/16	4,085,000	[b,c]	3,615,225
Neiman Marcus Group,
Gtd. Notes	10.38	10/15/15	5,750,000	[b]	6,066,250
QVC,
Sr. Scd. Notes	7.50	10/1/19	1,440,000	[b,c]	1,512,000
Rite Aid,
Gtd. Notes	9.50	6/15/17	5,135,000	[b]	4,339,075
Rite Aid,
Sr. Scd. Notes	10.38	7/15/16	3,835,000	[b]	4,012,369
					24,615,068
Steel—.7%
Tube City IMS,
Gtd. Notes	9.75	2/1/15	1,850,000		1,896,250

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology—7.0%
Alion Science and Technology,
Sr. Scd. Notes	12.00	11/1/14	616,334	[b]	616,334
First Data,
Gtd. Notes	9.88	9/24/15	1,140,000	[b]	929,100
First Data,
Gtd. Notes	9.88	9/24/15	2,500,000	[b]	2,056,250
Sungard Data Systems,
Gtd. Notes	10.25	8/15/15	10,485,000	[b]	11,087,887
Sungard Data Systems,
Gtd. Notes	10.63	5/15/15	1,340,000	[b]	1,500,800
Wireco WorldGroup,
Sr. Unscd. Notes	9.50	5/15/17	3,975,000	[b,c]	4,104,188
					20,294,559
Telecommunications—23.0%
Digicel Group,
Sr. Unscd. Notes	8.88	1/15/15	7,660,000	[b,c]	7,851,500
Digicel Group,
Sr. Unscd. Notes	9.13	1/15/15	3,014,000	[b,c]	3,093,117
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	631,000	[c]	695,677
Digicel,
Sr. Unscd. Notes	12.00	4/1/14	780,000	[c]	912,600
Intelsat Jackson Holdings,
Gtd. Notes	11.25	6/15/16	7,255,000		7,926,087
Intelsat Luxembourg,
Gtd. Notes	11.25	2/4/17	5,644,000	[d]	6,074,355
Intelsat Subsidiary Holding,
Gtd. Notes	8.88	1/15/15	5,790,000	[b,c]	5,992,650
Sorenson
Communications,
Sr. Scd. Notes	10.50	2/1/15	2,530,000	[b,c]	1,492,700
Sprint Capital,
Gtd. Notes	6.88	11/15/28	1,090,000		1,008,250
Sprint Capital,
Gtd. Notes	6.90	5/1/19	5,100,000		5,151,000
Sprint Capital,
Gtd. Notes	8.75	3/15/32	365,000		385,075

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Telesat Canada,
Sr. Unscd. Notes	11.00	11/1/15	3,610,000	[b]	4,097,350
Telesat Canada,
Sr. Sub. Notes	12.50	11/1/17	1,095,000	[b]	1,297,575
West,
Sr. Unscd. Notes	8.63	10/1/18	1,445,000	[c]	1,477,513
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	11,945,000	[b,c]	13,445,591
Wind Acquisition Holdings Finance,
Sr. Scd. Notes	12.25	7/15/17	5,635,896	[b,c]	6,065,633
					66,966,673
Textiles & Apparel—.7%
Invista,
Gtd. Notes	9.25	5/1/12	2,121,000	[b,c]	2,152,815
Transportation—5.0%
CHC Helicopter,
Sr. Scd. Notes	9.25	10/15/20	1,800,000	[c]	1,827,000
General Maritime,
Gtd. Notes	12.00	11/15/17	3,675,000	[b]	3,895,500
Marquette Transportation Finance,
Sr. Scd. Notes	10.88	1/15/17	2,940,000	[b,c]	3,013,500
Navios Maritime Holdings,
Sr. Scd. Notes	8.88	11/1/17	910,000	[b,c]	964,600
Navios Maritime Holdings,
Gtd. Notes	9.50	12/15/14	1,500,000	[b]	1,537,500
Overseas Shipholding Group,
Sr. Unscd. Notes	8.13	3/30/18	2,000,000	[b]	2,087,500
Ultrapetrol Bahamas,
First Mortgage Notes	9.00	11/24/14	1,156,000		1,164,670
					14,490,270
Total Bonds and Notes
(cost $383,885,312)					402,993,401

Preferred Stocks—.5%			Shares		Value ($)
Media
Spanish Broadcasting System,
Ser. B, Cum. $107.5
(cost $2,256,546)			2,182 [e]		1,396,691

Other Investment—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,843,000)	4,843,000 [f]	4,843,000

Total Investments (cost $390,984,858)	140.6%	409,233,092
Liabilities, Less Cash and Receivables	(40.6%)	(118,137,296)
Net Assets	100.0%	291,095,796

a

Fair valued by management.At the period end, the value of this security amounted to $2,727,000 or 0.9% of net assets.The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

b	Collateral for Revolving Credit and Security Agreement.
c

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2010, these securities had a market value of $131,304,749 or 45.1% of net assets.

d	Variable rate security—interest rate subject to periodic change.
e

Illiquid security, fair valued by management. At the period end, the value of this security amounted to $1,396,691 or 0.5% of net assets. The valuation of this security has been determined in good faith under the direction of the Board of Trustees.

f	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	138.4	Preferred Stocks	.5
Money Market Investment	1.7		140.6
† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	386,141,858	404,390,092
Affiliated issuers	4,843,000	4,843,000
Cash		258,885
Cash denominated in foreign currencies	60	58
Dividends and interest receivable		9,986,701
Receivable for investment securities sold		970,171
Prepaid expenses		49,563
		420,498,470
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		259,851
Loan payable—Note 2		117,000,000
Payable for investment securities purchased		11,784,646
Interest and loan fees payable—Note 2		170,272
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		2,186
Accrued expenses		185,719
		129,402,674
Net Assets ($)		291,095,796
Composition of Net Assets ($):
Paid-in capital		515,974,039
Accumulated undistributed investment income—net		9,705,962
Accumulated net realized gain (loss) on investments		(252,830,251)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		18,246,046
Net Assets ($)		291,095,796
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,784,350
Net Asset Value, per share ($)		4.06

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	20,337,317
Cash dividends:
Unaffiliated issuers	58,650
Affiliated issuers	7,964
Total Income	20,403,931
Expenses:
Management fee—Note 3(a)	1,812,567
Interest expense—Note 2	1,022,938
Shareholder servicing costs—Note 3(a,b)	151,328
Trustees’ fees and expenses—Note 3(c)	64,969
Professional fees	50,640
Shareholders’ reports	34,759
Custodian fees—Note 3(a)	24,810
Registration fees	22,369
Miscellaneous	19,800
Total Expenses	3,204,180
Less—reduction in management and shareholder
servicing fees due to undertaking—Note 3(a,b)	(368,623)
Net Expenses	2,835,557
Investment Income—Net	17,568,374
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(1,847,781)
Net realized gain (loss) on forward foreign currency exchange contracts	1,100
Net Realized Gain (Loss)	(1,846,681)
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	716,531
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(2,792)
Net Unrealized Appreciation (Depreciation)	713,739
Net Realized and Unrealized Gain (Loss) on Investments	(1,132,942)
Net Increase in Net Assets Resulting from Operations	16,435,432

See notes to financial statements.

The Fund 17

STATEMENT OF CASH FLOWS

Six Months Ended September 30, 2010 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(106,963,000)
Net purchases of short-term portfolio securities	(348,000)
Proceeds from sales of portfolio securities	112,473,351
Interest received	18,780,532
Dividends received	65,215
Interest and loan fees paid	(1,005,735)
Operating expenses paid	(484,539)
Paid to The Dreyfus Corporation	(1,461,916)
Realized gain from forward foreign
exchange contracts transactions	1,100
		21,057,008
Cash Flows from Financing Activities ($):
Dividends paid	(19,803,103)
Increase in loan oustanding	(1,000,000)	(20,803,103)
Net increase in cash		253,905
Cash at beginning of period		5,038
Cash and cash denominated in foreign currencies at end of period		258,943
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		16,435,432
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(106,963,000)
Proceeds from sales of portfolio securities		112,473,351
Net purchase of short-term securities		(348,000)
Increase in interest receivable		(79,051)
Decrease in interest and loan fees payable		17,203
Increase in accrued operating expenses		(76,272)
Increase in Due to The Dreyfus Corporation and affiliates		(17,972)
Decrease in prepaid expenses		(39,592)
Net realized loss on investments and foreign currency transactions		1,846,681
Net unrealized appreciation on investments
and foreign currency transactions		(713,739)
Decrease in dividends receivable		(1,399)
Net amortization of premiums on investments		(1,477,734)
Realized gain from forward foreign exchange contracts transactions		1,100
Net Cash Provided by Operating Activities		21,057,008

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010
Operations ($):
Investment income—net	17,568,374	31,339,545
Net realized gain (loss) on investments	(1,846,681)	1,075,541
Net unrealized appreciation
(depreciation) on investments	713,739	79,584,978
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,435,432	112,000,064
Dividends to Shareholders from ($):
Investment income—net	(18,482,675)	(27,522,930)
Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(e)	1,181,969	38,222
Total Increase (Decrease) in Net Assets	(865,274)	84,515,356
Net Assets ($):
Beginning of Period	291,961,070	207,445,714
End of Period	291,095,796	291,961,070
Undistributed investment income—net	9,705,962	10,620,263
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	287,266	9,851

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements and market price data for the fund’s shares.

Six Months Ended
September 30, 2010			Year Ended March 31,
	(Unaudited)	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	4.08	2.90	4.09	4.72	4.60	4.67
Investment Operations:
Investment income—net[a]	.25	.44	.38	.34	.33	.37
Net realized and unrealized
gain (loss) on investments	(.01)	1.13	(1.22)	(.63)	.17	(.03)
Total from Investment Operations	.24	1.57	(.84)	(.29)	.50	.34
Distributions:
Dividends from
investment income—net	(.26)	(.39)	(.35)	(.34)	(.38)	(.41)
Net asset value, end of period	4.06	4.08	2.90	4.09	4.72	4.60
Market value, end of period	4.47	4.34	2.45	3.47	4.29	4.04
Total Return (%)[b]	9.63[c]	97.45	(20.03)	(11.75)	15.99	.94
Ratios/Supplemental Data (%):
Ratio of total expenses, exclusive of
interest, to average net assets	1.53[d]	1.71	1.51	1.60	1.64	1.59
Ratio of net expenses, exclusive of
interest, to average net assets	1.27[d]	1.36	1.10	1.18	1.20	1.18
Ratio of interest expense
to average net assets	.72[d]	1.08	1.61	2.34	2.61	1.80
Ratio of net investment income
to average net assets	12.33[d]	11.93	10.96	7.64	7.14	7.98
Portfolio Turnover Rate	27.83[c]	82.02	48.80	49.38	41.02	54.31
Net Assets, end of period
($ x 1,000)	291,096	291,961	207,446	292,500	337,575	328,627
Average borrowings
outstanding ($ x 1,000)	117,410	111,334	94,866	129,549	149,351	135,205
Weighted average number of
fund shares outstanding
($ x 1,000)	71,654	71,488	71,487	71,487	71,487	71,487
Average amount of
debt per share ($)	1.64	1.56	1.33	1.81	2.09	1.89

a	Based on average shares outstanding at each month end.
b	Calculated based on market value.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus HighYield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities thatThe Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), that serves as the fund’s investment manager and administrator, determines to be of comparable quality.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S.Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board ofTrustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	402,993,401	—	402,993,401
Equity Securities—
Domestic†	—	—	1,396,691	1,396,691
Mutual Funds	4,843,000	—	—	4,843,000
Liabilities ($)
Other Financial
Instrument:
Forward Foreign
Exchange
Contracts††	—	(2,186)	—	—

†	See Statement of Investments for industry classification.
††	Amount shown represents unrealized (depreciation) at period end.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investment in
Preferred Stocks ($)
Balance as of 3/31/2010	2,182
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,394,509
Net purchases (sales)	—
Transfers in and/or out of Level 3	—
Balance as of 9/30/2010	1,396,691

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2010 ($)	Purchases ($)	Sales ($)	9/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	4,495,000	81,157,000	80,809,000	4,843,000	1.7

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually. To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, BNY Mellon Shareowner Services, an affiliate of the Manager, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 29, 2010, the Board of Trustees declared a cash dividend of $.043 per share from investment income-net, payable on October 28, 2010 to shareholders of record as of the close of business on October 14, 2010.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended March 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund has an unused capital loss carryover of $248,937,760 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2010. If not applied, $105,470,700 of the carryover expires in fiscal 2011, $56,969,403 expires in fiscal 2012, $19,946,264 expires in fiscal 2014, $8,379,964 expires in fiscal 2016, $24,707,290 expires in fiscal 2017 and $33,464,139 expires in fiscal 2018. It is uncertain that the fund will be able to utilize most of its capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2010 was as follows: ordinary income $27,522,930. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 1, 2011, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $307,425,184 as of September 30, 2010; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time. During the period ended September 30, 2010, the fund was charged $1,022,938 pursuant to the Agreement.

The average amount of borrowings outstanding during the period ended September 30, 2010, under the Agreement, was $117,409,800, with a related weighted average annualized interest rate of .42%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .15% of the value of the fund’s average weekly total assets (minus the sum of accrued liabilities, other than the aggregate indebtedness constituting financial leverage) until March 31, 2011. The reduction in management fee, pursuant to the undertaking, amounted to $302,094 during the period ended September 30, 2010.

The fund compensates BNY Mellon Shareowner Services, an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $8,000 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $24,810 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $2,793 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $298,279, custodian fees $7,502, chief compliance officer fees $1,783 and certain transfer agency fees $2,000, which are offset against an expense reimbursement currently in effect in the amount of $49,713.

(b) For the period from April 1, 2010, through July 30, 2010, in accordance with a Shareholder Servicing Agreement, UBS Warburg LLC provided certain shareholder services for which the fund paid a fee computed at the annual rate of .10% of the value of the fund’s average weekly Managed Assets. Effective July 30, 2010, the Shareholder Servicing

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Agreement between the fund and UBSWarburg LLC was terminated by the fund. During the period ended September 30, 2010, the fund was charged $133,057 pursuant to the Shareholder Servicing Agreement.

For the period from April 1, 2010 through July 30, 2010, UBSWarburg LLC agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .05% of the Managed Assets.The reduction in shareholder services fee, pursuant to the undertaking, amounted to $66,529 during the period ended September 30, 2010.

(c) Each Trustee who is not an “interested person” (as defined in the Act) receives $15,000 per annum plus $1,000 per joint Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $1,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The fund also reimburses each trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds, Dreyfus Funds, Inc. (the “Board Group Open-End Funds”) and the fund, $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-Ended Funds and the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2010, amounted to $112,997,636 and $109,047,180, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related con-

tingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended September 30, 2010:

		Average
	Value ($)	Net Assets (%)
Forward contracts	181,325.06

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales;
Euro,
Expiring 10/27/2010	140,000	188,632	190,818	(2,186)

At September 30, 2010, accumulated net unrealized appreciation on investments was $18,248,234, consisting of $23,575,629 gross unrealized appreciation and $5,327,395 gross unrealized depreciation.

At September 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Holders of Beneficial interest voted on the following proposal presented at the annual shareholders’ meeting held on August 5, 2010 as follows:

		Shares
	For		Authority Withheld
To elect two Class II Trustees:†
James M. Fitzgibbons	60,410,705		4,098,869
Roslyn M. Watson	60,406,294		4,103,280

†	The terms of these Class II Trustees expire in 2013.

The Fund 33

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

On August 23, 2010, the fund’s Chief Executive Officer submitted his annual certification to the NewYork Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR and Form N-Q filings and are available on the SEC website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

The Fund 35

NOTES

OFFICERS AND TRUSTEES
Dreyfus High Yield Strategies Fund

200 Park Avenue
New York, NY 10166

† Effective April 12, 2008, Mr. Fort became an Emeritus Board member.
The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading
“Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond
Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 37

For More Information

Ticker Symbol: DHF

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/ Bradley J. Spapyak
Bradley J. Skapyak, President
Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Spapyak
Bradley J. Skapyak, President
Date: November 22, 2010

By: /s/ James Windels
James Windels, Treasurer
Date: November 22, 2010

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)